EXHIBIT 23.1
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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our reports dated February 6, 2004 appearing in the Annual Report on Form 40-F of PetroKazakhstan Inc. for the year ended December 31, 2003.



/s/ TOO Deloitte & Touche

TOO Deloitte & Touche
Almaty, Kazakhstan
June 15, 2004